AMENDMENT NO. 6 dated as of July 28,
                                    1999  to the  Loan  and  Security  Agreement
                                    dated as of February 5, 1998 (as  heretofore
                                    amended, the "Loan Agreement"), by and among
                                    MERRILL  LYNCH  INTERNATIONAL  BANK  LIMITED
                                    (the   "Lender"),   MERRILL   LYNCH  CAPITAL
                                    SERVICES  INC.  ("MLCS") and BELAIR  CAPITAL
                                    FUND LLC (the "Borrower").

                             INTRODUCTORY STATEMENT

     All capitalized terms not otherwise defined in this Amendment are as defined in the Loan Agreement.

     The Borrower has requested (and the Lender has agreed to) an increase in the Commitment to $655,000,000.

     Accordingly, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the Effective Date (subject to the terms and conditions set forth in Section 2 hereof) as follows:

     (A) The definition of Commitment appearing in Article 1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          ""COMMITMENT" shall mean six hundred fifty-five million dollars ($655,000,000) or such lesser amount if reduced pursuant to Section 2.10."

     SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment is subject to the satisfaction in full of the following conditions (the first date on which all such conditions have been satisfied being herein called the "Effective Date"):

     (A) the Lender shall have received counterparts of this Amendment which, when taken together, bear the signatures of all parties hereto;

     (B) the Lender shall have received an Acknowledgment (in form and substance satisfactory to the Lender) executed by the Borrower and the Custodian confirming that the Securities Account Agreement remains in full force and effect;

     (C) the Lender shall have received a promissory note in the form of Exhibit A to the Loan Agreement in the amount of $655,000,000 (a "New Note") which New Note shall replace the Note currently held by the Lender and shall be deemed the Note for purposes of the Loan Agreement and the Lender shall return the existing Note to the Borrower;

     (D) the Lender shall have received a favorable written opinion of Counsel to the Borrower, dated the Effective Date, addressed to the Lender, to the effect that this Amendment and the New Note have been duly executed and delivered by the Borrower and, together with the Loan Agreement as hereby amended, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms and no consent or approval of any governmental authority or regulatory body to the execution, delivery and performance of this Amendment or the New Note or to the borrowings thereunder is required by law, or if any such consent or approval is necessary it has been obtained, which opinion shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender;

     (E) the Lender shall have received (i) a certificate of the Manager of the Borrower, dated the Effective Date and certifying that (1) the provisions of the Operating Agreement authorize the Manager to authorize the execution, delivery and performance in accordance with their terms of this Amendment, the New Note and the other documents and transactions contemplated by this Amendment and the borrowings under the Note and that the Manager has so authorized and such authorization is in full force and effect and (2) neither the certificate of organization nor the Operating Agreement of the Borrower have been amended since February 5, 1998 (other than the Amended and Restated Operating Agreement as amended by the First Amendment thereto dated November 24, 1998) and (ii) such other documents as the Lender or Morgan, Lewis & Bockius LLP, counsel for the Lender, may reasonably request; and

     (F)  all  legal  matters  in  connection   with  this  Amendment  shall  be
satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that:

     (A) the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

     (B) the Borrower is in compliance with all the terms and provisions set forth in the Loan Agreement and, after giving effect hereto, no Default or Event of Default has occurred and is continuing.

     SECTION 4. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Loan Agreement, the terms "Agreement", "this Agreement" "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

     SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     SECTION 7. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Lender.

     SECTION 8. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

                                BELAIR CAPITAL FUND, L.L.C.

                                BY:     EATON VANCE MANAGEMENT,
                                          as Manager

                                        BY:  /S/ THOMAS E. FAUST, JR.
                                             ------------------------
                                             Name:    Thomas E. Faust, Jr.
                                             Title:   Vice President
                                             Address: The Eaton Vance Building
                                                      255 State Street
                                                      Boston, MA  02109
                                             Telephone No.: 617-482-8260
                                             Telecopier No.: 617-482-3836

                                MERRILL LYNCH CAPITAL SERVICES, INC.


                                BY:  /s/ Roger Baum
                                     ------------------------
                                     Name:     Roger Baum
                                     Title:
                                     Address:  Merrill Lynch World Headquarters,
                                               World Financial Center
                                               North Tower, 22nd Floor
                                               250 Vessey Street
                                               New York, New York   10281-1322
                                     Telephone No.:  212-449-0291
                                     Telecopier No.:  212-449-1788


     The Lender is a member of The Securities and Futures Authority Limited and operates a Client Complaints Procedure. If for any reason the Borrower should have cause for concern or complaint, the Borrower should contact the Manager, PBG Operations, at the Lender's address indicated below.

                                MERRILL LYNCH INTERNATIONAL
                                BANK LIMITED


                                BY:  /S/ JENNIFER A. BERESKA
                                     --------------------------------
Executed in London,                  Name:    Jennifer A. Bereska
England on ________, 1999            Title:   Associate Director
                                     Address: 123 Buckingham Palace Road
                                              5th Floor
                                              London SW1 W9TD
                                              England
                                     Telephone No.:
                                     Telecopier No.:


AGREED TO:

MERRILL LYNCH INTERNATIONAL
  PRIVATE FINANCE LIMITED


By:  /s/ Fred Reinhardt
     --------------------------------
     Name:  Fred Reinhards
     Title:

                                            AMENDMENT  NO.  5 dated  as of March
                                    17, 2000 to the Loan and Security  Agreement
                                    dated as of February 5, 1998 (as  heretofore
                                    amended, the "Loan Agreement"), by and among
                                    MERRILL  LYNCH  INTERNATIONAL  BANK  LIMITED
                                    (the   "Lender"),   MERRILL   LYNCH  CAPITAL
                                    SERVICES  INC.  ("MLCS") and BELAIR  CAPITAL
                                    FUND LLC (the "Borrower").

                             INTRODUCTORY STATEMENT

     All capitalized terms not otherwise defined in this Amendment are as defined in the Loan Agreement.

     The Borrower has requested (and the Lender has agreed to) an increase in the Commitment to $765,000,000.

     Accordingly, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the Effective Date (subject to the terms and conditions set forth in Section 2 hereof) as follows:

     (A) The definition of Commitment appearing in Article 1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          ""COMMITMENT" shall mean seven hundred sixty-five million dollars ($765,000,000) or such lesser amount if reduced pursuant to Section 2.10."

     SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment is subject to the satisfaction in full of the following conditions (the first date on which all such conditions have been satisfied being herein called the "Effective Date"):

     (A) the Lender shall have received counterparts of this Amendment which, when taken together, bear the signatures of all parties hereto;

     (B) the Lender shall have received an Acknowledgment (in form and substance satisfactory to the Lender) executed by the Borrower and the Custodian confirming that the Securities Account Agreement remains in full force and effect;

     (C) the Lender shall have received a promissory note in the form of Exhibit A to the Loan Agreement in the amount of $765,000,000 (a "New Note") which New Note shall replace the Note currently held by the Lender and shall be deemed the Note for purposes of the Loan Agreement and the Lender shall return the existing Note to the Borrower;

     (D) the Lender shall have received a favorable written opinion of Counsel to the Borrower, dated the Effective Date, addressed to the Lender, to the effect that this Amendment and the New Note have been duly executed and delivered by the Borrower and, together with the Loan Agreement as hereby amended, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms and no consent or approval of any governmental authority or regulatory body to the execution, delivery and performance of this Amendment or the New Note or to the borrowings thereunder is required by law, or if any such consent or approval is necessary it has been obtained, which opinion shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender;

     (E) the Lender shall have received (i) a certificate of the Manager of the Borrower, dated the Effective Date and certifying that (1) the provisions of the Operating Agreement authorize the Manager to authorize the execution, delivery and performance in accordance with their terms of this Amendment, the New Note and the other documents and transactions contemplated by this Amendment and the borrowings under the Note and that the Manager has so authorized and such authorization is in full force and effect and (2) neither the certificate of organization nor the Operating Agreement of the Borrower have been amended since February 5, 1998 (other than the Amended and Restated Operating Agreement as amended by the First Amendment thereto dated November 24, 1998) and (ii) such other documents as the Lender or Morgan, Lewis & Bockius LLP, counsel for the Lender, may reasonably request; and

     (F)  all  legal  matters  in  connection   with  this  Amendment  shall  be
satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that:

     (A) the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

     (B) the Borrower is in compliance with all the terms and provisions set forth in the Loan Agreement and, after giving effect hereto, no Default or Event of Default has occurred and is continuing.

     SECTION 4. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Loan Agreement, the terms "Agreement", "this Agreement" "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

     SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     SECTION 7. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Lender.

     SECTION 8. HEADINGS. The headings of this Amendment are for the purposes of reference only -------- and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

                                BELAIR CAPITAL FUND, L.L.C.

                                BY:     EATON VANCE MANAGEMENT,
                                          as Manager

                                        BY:  /S/ THOMAS E. FAUST, JR.
                                             ------------------------
                                             Name:    Thomas E. Faust, Jr.
                                             Title:   Vice President
                                             Address: The Eaton Vance Building
                                                      255 State Street
                                                      Boston, MA  02109
                                             Telephone No.: 617-482-8260
                                             Telecopier No.: 617-482-3836

                                MERRILL LYNCH CAPITAL SERVICES, INC.


                                BY:  /s/ Roger Baum
                                     ----------------------------
                                     Name:    Roger Baum
                                     Title:
                                     Address: Merrill Lynch World Headquarters,
                                              World Financial Center
                                              North Tower, 22nd Floor
                                              250 Vessey Street
                                              New York, New York   10281-1322
                                     Telephone No.:  212-449-0291
                                     Telecopier No.:  212-449-1788


     The Lender is a member of The Securities and Futures Authority Limited and operates a Client Complaints Procedure. If for any reason the Borrower should have cause for concern or complaint, the Borrower should contact the Manager, PBG Operations, at the Lender's address indicated below.

                                MERRILL LYNCH INTERNATIONAL
                                BANK LIMITED


                                BY:  /S/ JENNIFER A. BERESKA
                                     ------------------------------
Executed in London,                  Name:    Jennifer A. Bereska
England on ________, 1999            Title:   Associate Director
                                     Address: 123 Buckingham Palace Road
                                              5th Floor
                                              London SW1 W9TD
                                              England
                                     Telephone No.:
                                     Telecopier No.:


AGREED TO:

MERRILL LYNCH INTERNATIONAL
  PRIVATE FINANCE LIMITED


By:  /s/ Stephanie Villalva
     ------------------------------
     Name:  Stephanie Villalva
     Title: